SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT
OF 1934

Date of Report (Date of earliest event reported) January 17,
1995

(Exact name of registrant as specified in charter)  DDL
Electronics, Inc.

(State or other jurisdiction of incorporation)  Delaware

(Commission file number) 1-8101

IRS employer identification No.  33-0213512

(Address of principal executive offices) 7320 SW Hunziker Road
#300, Tigard, Oregon   97223-2302

Registrant's telephone number, including area code  (503)620-1789

(Former name or former address, if changed since last report)
1270 NW 167th Place, Beaverton, Oregon  97006

ITEM 5.

On March 21, 1995, the Board of Directors of DDL Electronics,
Inc. amended and restated the Company's Bylaws as contained in
Exhibit 3.1 above.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be siugned on its behalf by the undersigned thereunto duly authorized.

DDL ELECTRONICS, INC.


By:    /s/ M. Charles Van Rossen
M. Charles Van Rossen
Vice President, Finance
(Principal Financial Officer)

Dated March 22, 1995